                                                                    EXHIBIT 10.9


                          AMENDMENT TO LEASE AGREEMENT



         The first amendment to lease agreement ("AGREEMENT") made and entered into this 20th day of December, 1994 by and between REDGATE III LIMITED PARTNERSHIP ("LANDLORD") AND MICROBIOLOGICAL ASSOCIATES, INC. ("TENANT").

                                  WITNESSETH:

         WHEREAS, the LANDLORD and TENANT entered into a certain lease ("LEASE") dated October 31, 1994 covering 1,243 square feet of space located in 9600 Medical Center Drive, Rockville, Maryland ("BUILDING"); and

         WHEREAS, the LANDLORD and TENANT desire to enter into an agreement terminating the LEASE effective December 13, 1994, ("Termination Date") relating the TENANT of all obligations and burdens under the LEASE and TENANT hereby discharges the LANDLORD from any and all claims, demands or causes of action whatsoever out of or in connection with the Leased Premises, arising prior to, on or after the Termination Date.

         IN WITNESS WHEREOF, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this ___ day of December, 1994 and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.


WITNESS:                                 LANDLORD:
                                         Redgate III Limited Partnership




----------------------------             -------------------------------------
                                         William M. Rickman, Jr.


ATTEST:                                  TENANT:
                                         Microbiological Associates, Inc.




----------------------------             -------------------------------------
                                         Carl C. Schwan
                                         Senior Vice President

                                LEASE AGREEMENT



         THIS LEASE AGREEMENT, made this 31st day of October, 1994, by and between REDGATE III LIMITED PARTNERSHIP, hereinafter called "LANDLORD," and MICROBIOLOGICAL ASSOCIATES, INC., hereinafter called "TENANT."

                               W I N E S S E T H:

         1.      LEASED PREMISES

                 LANDLORD hereby demises unto TENANT, and TENANT hereby leases from LANDLORD for the terms and upon the conditions set forth in this Lease 1,243 square feet of space in the building located at 9600 Medical Center Drive, Rockville, MD (hereinafter referred to as "Building"), as laboratory facilities, all as set forth on Exhibit A, hereto attached, said space being referred to as "Premises."

         2.      TERM

                 The term of this Lease shall be for a period of One year, commencing on the 1st day of December, 1994 and terminating on the 30th day of November, 1995 with an option for an additional year at the same terms and conditions in this Lease, provided that TENANT shall have given the LANDLORD written notice of TENANT's intention to do so at least six (6) months prior to the expiration of this Lease. TENANT shall have the option to terminate this Lease at any time by giving the LANDLORD 30 days prior written notice.

         The date of delivery of the Premises by LANDLORD to TENANT shall be that date on which all required improvements to be furnished by LANDLORD as stated in Exhibit "A" have been substantially completed except for punch list items, the occupancy certificate has been issued, and there are no liens, suits, or proposed or existing laws or regulations which would interfere with TENANT's uses or possession of the Premises or the Building. The TENANT shall be responsible for filing and obtaining any other permits for their equipment and licenses. Rent shall be pro-rated for any portion of the initial month in which TENANT is required to commence rental payments hereunder, which does not commence with the first day thereof. At the time the Premises are delivered to the TENANT, the TENANT and LANDLORD shall sign a "Lease Commencement Date" letter, which letter shall become part of this Lease Agreement.

         At any time prior to delivery of possession of the Premises, TENANT shall have the right to enter upon the demised Premises for the purpose of taking measurements herein, provided, however, that such entry shall not unreasonably interfere with or obstruct the progress of work being done by the LANDLORD.

         If requested by the TENANT at anytime, LANDLORD shall forthwith join TENANT in recording a memorandum of this Lease Agreement at Tenant's sole expense.

         3.      RENT

                 The TENANT shall pay to the LANDLORD an annual rental (herein called "minimum rent") in the amount of Twenty Thousand Five Hundred Nine & 50/100 DOLLARS ($20,509.50), subject to adjustment as hereinafter set forth, payable without deduction or set off in equal monthly installments of One Thousand Seven Hundred Nine & 13/100 DOLLARS ($1,709.13) per month in advance, the first installment of which is due and payable upon signing of the Lease and upon commencement all subsequent installments due and payable on the 1st day of each calendar month thereafter beginning January 1, 1995 until the total rent provided for herein is paid. No payment by TENANT or receipt of LANDLORD of a lesser amount than a monthly installment of rent herein stipulated shall be deemed to be other than on account of such stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LANDLORD may accept such check for payment without prejudice to LANDLORD's right to recover the balance of such rent or pursue any other remedy provided for in this Lease.


         4.      ADJUSTMENT OF MINIMUM RENT

                 The minimum rent shall be adjusted at the end of each year during the term hereof by a 3% increase over the rent then being paid. There also shall be no additional pass-throughs of increases in operating expenses except as specifically referenced herein.

         5.      REAL ESTATE TAXES

                 N/A.

         6.      UTILITIES

                 TENANT shall be responsible for the payment of all utilities used or consumed by the TENANT in and upon the Premises. Electric and Gas to be separately metered. Water is to be either separately metered or an equitable allocation be made between the tenants based on the quality of water consumed. In the event any utility service to the Premises shall be interrupted for a period of more than two (2) days due to the negligence or willful misconduct of LANDLORD, its agents or servants, then the minimum rent shall abate from the interruption of such services until such services are fully restored.

         LANDLORD shall not be liable to TENANT for any damage or inconvenience caused by the cessation or interruption of any utility service, or the elevators in the Building, occasioned by fire, accident, strike or other cause beyond LANDLORD's control.

         7.      EXCLUSIVE USE

                 TENANT shall have the right to use the demised Premises for the operation of offices and laboratories consistent with TENANT's business and for no other purpose, except as approved by the LANDLORD in advance in writing, such approval not to be unreasonably withheld.

         8.      LATE CHARGE

                 If any installment of rent accruing hereunder or any other sums payable hereunder shall not be paid within fifteen (15) days after written notice to TENANT, such installment and other sums shall be increased without affecting the LANDLORD's other rights under this Lease, by a late charge of five (5%) percent of the delinquent installment. Anything contained herein to the contrary notwithstanding, LANDLORD shall waive the late charge set forth herein for the first two (2) late payments during each Lease year of the term of this Lease, provided that such payments shall be made with 10 days of written notice to TENANT for such lateness.

         9.      REPAIRS AND MAINTENANCE

                 LANDLORD shall be responsible for all structural repairs, including repairs to the roof and load-bearing walls of the Building, and for maintaining the parking area. The LANDLORD shall be responsible for walkways, and all common areas within and around the Building. The TENANT shall be responsible for the maintenance and repair of the Premises and all fixtures, appliances and equipment therein, including, but not limited to, the Heating and Air Conditioning system. LANDLORD will pay for major Heating and Air Conditioning components replacement and all repairs to the heating and air conditioning system in excess of Two Hundred Fifty Dollars ($250.00) per occurrence.

         TENANT shall also provide its own char service. LANDLORD will repair and replace any glass breakage, provided it is not the result of the TENANT's willful or negligent act.

         TENANT, at is sole expense, shall keep all TENANT fixtures and equipment in the Premises in safe and sanitary condition and good order and repair, together with related plumbing, electrical or other utility service, whether installed by TENANT or by the LANDLORD on TENANT's behalf. TENANT shall pay for all damage to the Building and any fixtures and appurtenances related thereto due to the malfunction, lack of repair, or improper installation of the TENANT's fixtures and equipment.

         10.     LANDLORD'S WORK PRIOR TO COMMENCEMENT OF TERM

                 LANDLORD shall make the following improvements to the Premises prior to the commencement of the term of the Lease:

                 Construction in accordance with Exhibit A.

         11.     TENANT ALTERATIONS

                 All alterations, improvements, or additions to the demised Premises to be made by TENANT shall be subject to the written consent of the LANDLORD, which consent shall not be unreasonably withheld, provided such alterations and improvements do not weaken the structural integrity of the Building or detract from its dignity and/or uniformity. All alterations and improvements and/or additions made by TENANT shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of the LANDLORD, unless LANDLORD shall, at the time of approval of the alteration, provide written notice to TENANT to remove the same, in which event TENANT shall remove such alterations, improvements and/or additions, and restore the Premises to the same good order and condition in which it was at the commencement of this Lease, reasonable wear and tear and unavoidable casualty excepted. Should TENANT fail to do so, LANDLORD may do so, collecting, at LANDLORD's option, the reasonable and expenses thereof from TENANT as additional rent.

         Notwithstanding the preceding paragraph, if at the time TENANT proposes any alterations, improvements, or additions, TENANT designates in writing and the LANDLORD agrees in writing, then TENANT may remove them upon such expiration or termination.

         12.     TRADE FIXTURES

                 All trade fixtures, telephone equipment, and apparatus installed by TENANT in the leased Premises shall remain the property of TENANT and shall be removed at the expiration or earlier termination of this Lease, and provided further that in the event of such removal, TENANT shall promptly restore the Premises to their good order and condition, reasonable wear and tear resulting from such removal excepted. Any such trade fixture not removed prior to such termination shall become the property of the LANDLORD.

         13.     HAZARDOUS STORAGE

                 TENANT shall be permitted to store hazardous materials on the Premises, however, any such storage and use of such materials shall comply with all Federal, State, County and City regulations relative to such use and storage of said materials. Any hazardous materials stored or used on the Premises must not, in any way, prejudice the insurance of the Premises, or increase the fire hazards to a greater extent than necessarily incident to the business, for which the Premises are leased, and all such materials must be completely removed upon expiration of this Lease. TENANT's use or storage of such materials on the Premises which does not affect the Building's insurance or its fire rating shall not be a default under this Lease, but TENANT shall be responsible for any resulting insurance premium increase.

         All such materials must be completely removed upon expiration of this Lease, and any decontamination certificates required by the LANDLORD or any government authority must be obtained and delivered to the LANDLORD.

         14.     SIGNS

                 TENANT may display appropriate signs inside and on the outside of the Building but such signs shall be subject to the written approval of the LANDLORD, which will not unreasonably be withheld, and said signs shall be in full conformance with any applicable regulations or ordinances of local governmental authorities having jurisdiction.

         15.     QUIET ENJOYMENT

                 LANDLORD covenants that, upon payment of the rent herein provided and performance by the TENANT of all other covenants herein contained, TENANT shall and may peaceably and quietly have, hold and enjoy the Premises for the term hereof and options.

         16.     SURRENDER OF PREMISES

                 Upon the expiration or termination of this Lease, TENANT shall quit and surrender the Premises to the LANDLORD broom clean and shall remove all of its property therefrom. If the removal of any such property shall result in damaging the Premises, or leaving any holes in the floors, walls, or ceiling therein, the TENANT shall make the appropriate repairs with LANDLORD approved Building materials prior to the expiration of this Lease. The obligation of this paragraph shall survive the termination of the Lease.

         17.     FIRE AND LIABILITY INSURANCE

                 TENANT covenants and agrees to maintain and carry, at all times during the term of this Lease, in companies qualified and authorized to transact business in the State of Maryland, extended coverage in the amounts of $500,000.00 per person, $1,000,000.00 per occurrence and $100,000.00 for damage to property on the Premises.

         TENANT shall indemnify and hold harmless the LANDLORD and name LANDLORD as additional insured on policy regarding any and all liability, damage, expense, cause of action, or claims arising out of injury to persons or to property on the Premises, except for the negligence or willful misconduct of LANDLORD, its agents, employees, or servants. TENANT shall maintain at all times during the term of this Lease, in companies qualified and authorized to transact business in the State of Maryland, public liability insurance with limits in same coverage as above.

         TENANT shall furnish LANDLORD with satisfactory proof that the insurance herein provided for is at all times in full force and effect.

         18.     DAMAGE BY FIRE

                 If the Premises shall be partially damaged by fire, casualty, or the elements, but are not rendered untenable, in Tenant's reasonable business judgment, in whole or in part, the LANDLORD shall promptly, at his expense, cause such damage to be repaired and the rent shall not be abated. If by reason of such occurrence the Premises shall be rendered wholly or partially unfit for occupancy for the uses contemplated hereunder, LANDLORD shall promptly, at his own expense, cause the damage to be repaired, and the rent meanwhile shall be abated proportionately as to the proportion of the Premises rendered unfit. If the Building, or common areas appurtenant thereto, shall be rendered wholly unfit for the occupancy or for the use contemplated hereunder, in Tenant's reasonable business judgment, by reason of such occurrence, whether the Premises have been damaged or not, and if such damage in the opinion of the LANDLORD cannot be restored to tenantable occupancy within sixty days of the date of the occurrence, either the LANDLORD or TENANT may terminate this Lease on thirty (30) days written notice to the other. In the event LANDLORD determines that the damage can be repaired to tenantable occupancy within sixty (60) days, but fails for any reason including reasons beyond the control of LANDLORD to commence such repairs within 30 days and complete them within 60 days from the time of the occurrence, the TENANT may terminate this Lease upon 30 days notice to the LANDLORD. In the event the Premises are rendered wholly untenable during the last two years of the term hereof, TENANT may terminate this Lease upon thirty (30) days notice to the LANDLORD.

         19.     ASSIGNMENT OR SUBLETTING

                 TENANT acknowledges that the LANDLORD has entered into this Lease because of TENANT's financial strength, goodwill, ability and expertise and that accordingly, this Lease is personal to TENANT. Taking this into consideration, TENANT agrees not to assign, mortgage, sublet, pledge or encumber this Lease, in whole or in part, except with the written consent of the LANDLORD, which shall not be unreasonably withheld or delayed. TENANT agrees that, in the event of any such assignment or subletting, the TENANT shall nevertheless remain liable for the performance of all terms, covenants, and conditions of this Lease.

         20.     SUBORDINATION

                 This Lease shall be subject to and subordinate at all times to the lien of any mortgage and/or deeds of trust and all land leases now or hereafter made on any portion of the demised Premises, and to all advances thereunder, provided the mortgagee or trustee named in said mortgage or deed of trust shall agree to recognize this Lease Agreement and agrees, in the event of foreclosure, not to disturb the TENANT's possession hereunder, provided TENANT has not committed any event of default as to which the applicable cure period has not expired under the Lease Agreement. This subordination shall be self-operative and no further instrument of subordination shall be required.

         21.     ATTORNMENT

                 If any proceedings are commenced to foreclose any mortgage or deed of trust encumbering the Premises. TENANT agrees to attorn the purchaser at the foreclosure sale, if required to do so by any such purchasers, and to recognize such purchaser as the LANDLORD under this Lease, provided, purchaser shall agree that TENANT's rights hereunder shall not be disturbed so long as TENANT has not committed any event of default as to which the applicable cure period has not expired.

         22.     CONDEMNATION

                 (a) If the whole of the demised Premises shall be taken by any governmental or quasi-governmental authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance in lieu thereof, the Lease shall terminate as of the day possession shall be taken by the governmental authority and the entire award shall be the property of the LANDLORD, except for the value of (1) any improvements, alterations or additions made to the Premises at TENANT's sole cost and expense, including but not limited to, fixtures or equipment installed by TENANT and (2) any unexpired period of the term of this Lease. TENANT shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by TENANT's business by reason of the condemnation and for or on account of any cost or loss to which TENANT might incur for moving expenses, including but not limited to TENANT's fixtures, equipment and furnishings.

                 (b) In the event there is any taking by governmental or quasi-governmental authority of a portion of the demised Premises, or the Building of which the Premises form a part, or the common areas appurtenant thereto, and which does not result in diminution in value of the Premises, there shall be no abatement of rent. If any such taking does result in a diminution in value of the Premises, there shall be an equitable abatement of rent. If any such condemnation reduces the number of parking spaces to which TENANT is entitled and which remain available to TENANT after the condemnation, there shall likewise be an equitable abatement of rent.

                 (c) In the event of any taking or conveyance of the Premises or the Building of which the Premises form a part or the common areas appurtenant thereto, or any portion thereof which shall render the Premises wholly unfit for the occupancy of TENANT or the uses contemplated hereunder in TENANT's reasonable business judgment, TENANT may terminate this Lease at any time upon thirty (30) days written notice to LANDLORD.

                 (d) In the event of any taking or conveyance of the Premises of the Building of which the Premises form a part or the common areas appurtenant thereto, or any portion thereof, TENANT shall pay rent to the day when possession thereof shall be taken by the governmental authority with an appropriate refund by LANDLORD of such rent as may have been paid in advance for a period subsequent to such date. If this Lease shall continue in effect as to any portion of the demised Premises not so taken or conveyed, the rent shall be reduced to an amount computed according to the floor space remaining. If this Lease shall continue, LANDLORD, at its expense, but only to the extent of any equitable proportion of the award or to other compensation for the portion taken or conveyed of the improved portion of the Premises and consequential damages to the remainder hereof not taken (excluding any award or other compensation for the land), shall make all necessary repair or alterations so as to constitute the remaining demised Premises a complete architectural and tenable unit. In the event that Landlord's repairs and alterations to the Premises, or to the Building of which the Premises form a part, or to the common areas appurtenant thereto, do not restore the Premises to a condition fit for the occupancy of or for the uses contemplated hereunder in TENANT's reasonable business judgment, TENANT may terminate this Lease at any time upon thirty (30) days written notice to LANDLORD.

                 (e) TENANT shall be entitled to such award as may be given to it by the condemning authority for the value of its fixtures and equipment (if separate awards are given) or if only one award is given by the condemning authority for all interests, said award shall be apportioned between the parties as their respective interest shall appear. In the event LANDLORD and TENANT are unable to agree as to the amount of rental reduction which may be required under sub-paragraphs b and c, above, or the apportionment of any award made by the condemning authority, such matter shall be submitted to arbitration under the rules of the American Arbitration Association then in effect.

         23.     EVENTS OF DEFAULT

                 The occurrence of any of the following shall constitute an event of default hereunder:

                 (a) Failure of TENANT to pay installment of rent hereunder within ten (10) days after receipt of written notice, or within twenty (20) days after receipt of written notice any other sum herein required to be paid by TENANT.

                 (b) Tenant's failure to perform any other covenant or condition of this Lease within thirty (30) days after receipt of written notice and demand, unless the failure is of such a character as to require more than thirty (30) days to cure in which event TENANT's failure to proceed diligently to cure such failure shall constitute an event of default.

         24.     LANDLORD'S REMEDIES

                 Upon the occurrence of any event of default, LANDLORD may, at LANDLORD's sole option, exercise any or all of the following remedies, together with any such other remedies as may be available to LANDLORD at law or in equity:

                 (a) LANDLORD may terminate this Lease by giving TENANT written notice of its election to do so, as of a specified date not less than thirty (30) days after the date of the giving of such notice and this Lease shall then expire on the date so specified and LANDLORD shall then be entitled to immediately regain possession of the demised Premises as if the date had been originally fixed as the expiration date of the term of this Lease. LANDLORD may then re-enter upon the leased Premises with due process of law and remove all persons therefrom. TENANT expressly agrees that the exercise by LANDLORD of the right or re-entry shall not be a bar to or prejudice in any way the other legal remedies available to LANDLORD. In that event, LANDLORD shall be entitled to recover from TENANT as and for liquidated damages an amount equal to the rent and additional rent reserved in this Lease less any and all amounts received by LANDLORD from the rental of the Premises to another tenant. Nothing herein contained, however, shall limit or prejudice the right of LANDLORD to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount may be greater, equal to, or less than the amount of the difference referred to above, and LANDLORD may in his own name, but as agent for TENANT, re-let the Premises, and will allow TENANT to find a new tenant. Any recovery by the LANDLORD shall be limited to the rent hereunder (plus any cost incurred in re-letting) less any rent actually paid by the new tenant.

                 (b) No termination of this Lease nor any taking or recovery of possession of the demised Premises shall deprive LANDLORD of any of his remedies or actions against TENANT for past or future rent, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent, be construed as a waiver of the right to obtain possession of the Premises.

                 (c) In addition to any damages becoming due under subparagraph (a) hereof, LANDLORD shall be entitled to recover from TENANT and TENANT shall pay to LANDLORD an amount equal to all expenses, if any, incurred by the LANDLORD in recovering possession of the demised Premises, and all reasonable costs and charges for the care of said Premises while vacant, which damages shall be due and payable by TENANT to LANDLORD at such time or times as such expenses are incurred by the LANDLORD.

                 (d) In the event of a default or threatened default by TENANT of any of the terms or conditions of this Lease, LANDLORD shall have the right of injunction and the right to invoke any remedy allowed by law or in equity as if no specific remedies of LANDLORD were set forth in this Lease.

                 (e) It is further provided that if, under the provisions of this lease, default be made and a compromise and settlement shall be had thereupon, it shall not constitute a waiver of any covenant herein contained, nor of the Lease itself; and it is hereby specifically agreed that this Lease shall not merge in any judgment prior to termination of Tenant's possession, the lease in such event to continue by the payment of rent herein reserved, and the further performance of the covenants herein contained on the part of TENANT.

         25.     RIGHTS OF LANDLORD

                 LANDLORD reserves the following rights with respect to the demised Premises:

                 (a) During normal business hours, upon 24 hours notice, by them or their duly authorized agents, to go upon and inspect the demised Premises and every part thereof, and at Landlord's option, to make repairs, alterations and additions to the demised Premises or the Building of which the demised Premises are a part, provided there is no interference with Tenant's occupancy. An Agent of the TENANT may be present for inspection, if required by TENANT.

                 (b) To display after notice from either party of intention to terminate this Lease, a "For Rent" sign, and all of said signs which shall be placed upon such part of the demised Premises as LANDLORD shall require, except on display windows or doors leading into the demised Premises. Prospective purchases or tenants authorized by LANDLORD may inspect the Premises during normal business hours following adequate notice to TENANT.

                 (c) To install or place upon, or fix to, the roof and exterior walls of the demised Premises, equipment, signs, displays, antennae, and any other object or structure of any kind, providing the same shall not materially impair the structural integrity of the Building or interfere with Tenant's occupancy.

                 (d) In implementing the foregoing rights, Landlord acknowledges and agrees that Tenant's use of the Premises will involve sensitive and hazardous materials, procedures, and substances; therefore all rights of LANDLORD under this section shall be subject to prior coordination with and approval by and under the reasonable conditions set forth by the TENANT. LANDLORD shall be liable to TENANT for any costs, damage, or expense caused by the exercise of any rights of LANDLORD in violation of the conditions set forth by TENANT as provided under this section 25.

         26.     HOLDING OVER

                 Unless otherwise agreed, if TENANT holds possession of the Premises after the termination of this Lease or any renewal or extension thereof, TENANT shall become a TENANT from month to month at 125% of the current escalated rental rate.

         27.     WAIVER OF CLAIMS

                 Except as may result from their negligence, LANDLORD and Landlord's agents, employees and contractors shall not be liable for, and TENANT hereby releases all claims for damages to persons or property sustained by TENANT or any person claiming through TENANT resulting from any fire, accident, occurrence to condition in or upon the demised Premises or Building of which they are a part, including but not limited to such claims for damage resulting from (1) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, water pipes, stairs, railings or walks; (2) any equipment of apparatus becoming out of repair; (3) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about such Building or Premises; (4) the backing up of any sewer pipe or down spout; (5) the escape of steam or hot water; (6) water, snow or ice being upon or coming through the roof of any other place upon or near such Building or Premises or otherwise; (7) the falling of any fixtures, plaster or stucco; (8) broken glass; and (9) any act or omission of occupants of adjoining or contiguous property of Buildings.

         28.     NOTICE

                 All notices required under this Lease shall be given in writing and shall be deemed to be properly serviced if sent by courier, certified or registered United States Mail, postage prepaid, return receipt requested as follows:

                 If to the LANDLORD:      REDGATE III LIMITED PARTNERSHIP
                                          15215 SHADY GROVE ROAD
                                          ROCKVILLE, MD  20850

                 If to the TENANT:        MICROBIOLOGICAL ASSOCIATES
                                          9900 BLACKWELL ROAD
                                          ROCKVILLE, MD  20850
                                          Attn.:   Chief Financial Officer

or to such other address as either may have designated from time to time by written notice to the other. The date of service of such notices shall be the date such notices are received by addressee.

         29.     COVENANTS OF TENANT

                 TENANT covenants and agrees:

                 (a) To give to LANDLORD prompt written notice of any accident, fire, or damage occurring on or to the demised Premises.

                 (b) To keep thermostat in the Premises set at a temperature sufficient to prevent freezing of water pipes, fixtures and HVAC units.

                 (c) Except as otherwise provided in Section 9 of this Lease, to keep the demised Premises clean, orderly, sanitary, and free from all objectionable odors and from insects, vermin and other pests.

                 (d) To comply with the requirements of the State, Federal and County statutes, ordinances, and regulations applicable to TENANT and its use of the demised Premises, and to save LANDLORD harmless from penalties, fines, costs, and expenses resulting from failure to do so, provided TENANT shall not be obligated to make structural repairs or alterations to so comply.

                 (e) TENANT shall promptly pay all contractors, material and men it engages to perform work and provide materials for construction work on the Premises so as to minimize the possibility of a lien attaching to the Premises, and should any such lien be made or filed, TENANT shall cause the same to be discharged and released of record by bond or otherwise within 10 days of receipt of written request from LANDLORD.

                 (f) Upon request, Tenant shall supply the Landlord with yearly audited financial statements. Landlord agrees to keep the statements confidential and not to release the statements to third parties except with the written consent of the Tenant which shall not be unreasonably withheld.

         30.     COVENANTS OF LANDLORD

         LANDLORD warrants that:

                 (a) the property containing the Building is presently zoned to allow as a matter of right Tenant's use of the Premises for biotechnology testing and laboratory purposes, and LANDLORD has no knowledge or notice of any proposal, regulation, or other fact which is or may be inconsistent with such uses;

                 (b) as of the commencement date of the term under Section 2 of this Lease, and as preconditions to Tenant's obligations:

                          (i) title to the Building and the land on which it is located (the "Property") shall be insurable in favor of Tenant as lessee at regular rates by a title company of Tenant's choice and at Tenant's sole cost, showing Landlord as the current owner or land lessee of the Property and subject only to mortgages/deeds of trust/land leases and other encumbrances ("Liens") which do not as of the commencement date (in Tenant's reasonable opinion) materially interfere with Tenant's uses of the Property as stated in the Lease, all such Liens being listed in attached Exhibit B; and

                          (ii) Landlord shall have delivered to Tenant in recordable format (any recording charges to be at Tenant's sole cost) non-disturbance agreements in reasonable form from Landlord and from each mortgagee, deed of trust beneficiary, and land lessor listed in Exhibit B, agreeing that not withstanding such other party's interest in the Property, upon Tenant's paying the rent reserved in this Lease and performing the other covenants to be performed by Tenant, no action of such other party or its successors in interest will affect or disturb Tenant's possession and use of the Premises or the Property, and that any future mortgagee, deed of trust beneficiary, or land lessor will likewise be required to provide Tenant with a similar nondisturbance agreement. Nothing in the proceeding sentence shall be construed to prohibit Landlord in the future from mortgaging, granting a deed of trust for, or taking a revised land lease for the Premises or the Property, to which this Lease will be subordinate, provided that such future mortgage, deed of trust, or land lease recites that upon Tenant's paying the rent reserved in this Lease and performing the other covenants to be performed by Tenant, no action of such other party or its successors in interest will affect or disturb Tenant's possession or use of the Premises or the Property.

         31.     LANDLORD'S RIGHT TO ALTER SITE PLAN

                 LANDLORD shall, from time to time, have the right to alter or modify the site plan of the Building and to rearrange the driveways and parking areas, as well as the entrance and exits to the Premises, such alterations to be subject to TENANT approval.

         32.     PARKING SPACES

                 LANDLORD agrees to furnish 3 1/3 unreserved parking spaces per thousand square feet of space occupied by the TENANT.

         33.     ENTIRE AGREEMENT

                 This Lease contains the entire agreement of the parties. There are no oral agreements existing between them.

         34.     SUCCESSORS AND ASSIGNS

                 This Lease, and the covenants and conditions herein contained shall inure to the benefit of and be binding upon the LANDLORD, his heirs and assigns, and shall insure to the benefit of and be binding upon the TENANT, its successors and assigns, if permitted.

         35.     BANKRUPTCY

                 If TENANT shall make an assignment of its assets for the benefit of creditors, or if TENANT shall file a voluntary petition in bankruptcy, or if any involuntary petition in bankruptcy or for receivership be instituted against the TENANT and the same be not dismissed within one hundred twenty (120) days of the filing thereof, or if TENANT shall be adjudged bankrupt, then and in any of said events, this Lease shall immediately cease and terminate at the option of the LANDLORD with the same force and effect as though the date of such event was the date herein fixed for expiration of the term of this Lease.

         36.     NON-DELIVERY

                 In the event the LANDLORD shall be unable to give possession of the Premises because construction of the Building is not complete or for any other cause reasonable beyond the control of the LANDLORD, the LANDLORD shall not be liable to TENANT for any damage resulting from failure to give possession.

         37.     PARTIAL INVALIDITY

                 If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall be held to be invalid and unenforceable, the remainder of this lease and the application of such terms, covenants, or conditions shall be valid and enforceable to the fullest extent permitted by law.

         38.     FORCE MAJEURE

                 With the exception of those provisions contained herein regarding the payment of rent, the inability of either party to perform any of the terms, covenants or conditions of this Lease shall not be deemed a default if the same shall be due to any cause beyond the control of that party.

         39.     WAIVER OF SUBROGATION

                 If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured on account of any loss, damage or liability, then such party hereby releases the other party to (and only to) the extent of the amount of such proceeds, from any and all liability for such loss or damage, notwithstanding negligent or intentionally tortuous act or omission of the other party, its agents or employees; provided, such release shall be effective only as to a loss or damage occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such a clause cannot be included in any such policy.

         40.     ESTOPPEL CERTIFICATE

                 The TENANT shall from time to time, within five (5) business days after being requested to do so by the LANDLORD or any Mortgagee, execute, acknowledge and deliver to the LANDLORD (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises) an instrument in recordable form, certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the minimum Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the TENANT has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the LANDLORD or the TENANT is the in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the LANDLORD or such other addressee.

In the event the TENANT fails or refuses to provide such a certificate, TENANT shall be liable to LANDLORD for any loss or damage (including reasonable counsel fees) arising out of or in connection with such failure or refusal.

         IN WITNESS WHEREOF, the parties have caused this Lease Agreement to be executed on the year and date first written.


 WITNESS:                       LANDLORD:


 --------------------------     ----------------------          -------------
                                William M. Rickman              Date

 ATTEST:                        TENANT:


 --------------------------     ----------------------          -------------
                                Carl C. Schwan                  Date
                                Senior Vice President